UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 26, 2006
Biogen Idec Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	0-19311 (Commission File Number)	33-0112644 (I.R.S. Employer Identification No.)

14 Cambridge Center, Cambridge, Massachusetts (Address of principal executive offices)	02142 (Zip Code)
Registrant’s telephone number, including area code: (617) 679-2000
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.
     On April 26, 2006, the Registrant issued a press release announcing its unaudited results of operations and financial condition for the three months ended March 31, 2006. A copy of the press release is furnished as Exhibit 99.1.
     This press release is being furnished pursuant to Item 2.02 of this Current Report on Form 8-K and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that Section, nor shall such documents be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act.
Item 9.01 — Financial Statements and Exhibits

99.1	The Registrant’s Press Release dated April 26, 2006.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Biogen Idec Inc.
By:	/s/ Susan H. Alexander
Susan H. Alexander
Executive Vice President, General Counsel

Date: April 26, 2006

EXHIBIT INDEX

Exhibit
Number	Description
99.1	The Registrant’s Press Release dated April 26, 2006.